UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 5, 2015

INTERCONTINENTAL EXCHANGE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-36198	46-2286804
(Commission File Number)	(IRS Employer Identification No.)

2100 RiverEdge Parkway, Suite 500 Atlanta, Georgia	30328
(Address of Principal Executive Offices)	(Zip Code)

(770) 857-4700
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

Effective January 5, 2015, after notice of approval by the U.S. Securities and Exchange Commission, Intercontinental Exchange, Inc. (the “Company”) amended and restated its bylaws to make technical changes to the definition of “senior officers” entitled to indemnification by the Company.  These changes expanded the list of senior officers entitled to indemnification to be consistent with the group of officers indemnified by the Company prior to the merger with NYSE Euronext in November 2013.  In particular, the definition of senior officers was expanded to include the Company’s Chief Strategic Officer, Chief Technology Officer and General Counsel, as well as any officer designated by the Company’s board of directors or compensation committee and any employee deemed an officer under Section 16 of the Securities Exchange Act of 1934.

The full text of the amended and restated bylaws, which are filed as Exhibit 3.1 to this Current Report on Form 8-K, are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

3.1	Fourth Amended and Restated Bylaws of Intercontinental Exchange, Inc., dated January 5, 2015.

2

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

INTERCONTINENTAL EXCHANGE, INC.

Date: January 6, 2015	By:	/s/ Scott A. Hill
	Name:	Scott A. Hill
	Title:	Chief Financial Officer

3

INDEX TO EXHIBITS

Exhibit No.	Description

3.1	Fourth Amended and Restated Bylaws of Intercontinental Exchange, Inc., dated January 5, 2015.

4